UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 4, 2026

SAVARA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Langhorne Newtown Road, Suite 300
Langhorne, PA 19047
(Address of principal executive offices, including zip code)

(512) 614-1848

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SVRA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of 2024 Omnibus Incentive Plan

On June 4, 2026, the stockholders of Savara Inc. (“Savara”) approved an amendment to the Savara Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”), to increase the number of shares of common stock authorized for issuance thereunder by 18,900,000 shares (the “2024 Plan Amendment”). The 2024 Plan Amendment was previously approved by Savara’s Board of Directors (the “Board”), subject to stockholder approval.

The 2024 Plan Amendment is described in detail under “Proposal 3—Approval of an Amendment to our 2024 Omnibus Incentive Plan” of the Savara Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on April 24, 2026 (the “Proxy Statement”). The foregoing description of the 2024 Plan Amendment is qualified in its entirety by reference to the full text of the 2024 Plan, as amended by the 2024 Plan Amendment, which is attached to the Proxy Statement as Appendix B.

Executive Transition

On June 5, 2026, the Board appointed Robert Lutz to become the Chief Financial and Operating Officer of Savara effective July 15, 2026 (the “Effective Date”). Mr. Lutz’s appointment follows the decision of David Lowrance to resign from his role as Savara’s Chief Financial and Administrative Officer, effective as of the Effective Date, due to health reasons. Mr. Lowrance will receive severance in accordance with the terms of Section 6(a) of his employment agreement and 12 months’ acceleration of the vesting of his unvested equity awards as of the Effective Date, provided that he signs and does not revoke a customary release in favor of Savara. The Company expects to enter into a consulting agreement with Mr. Lowrance pursuant to which he will provide advisory services at the rate of $200 per hour, and such agreement may be terminated by either party upon 30 days’ prior written notice. The foregoing description of the consulting agreement is qualified in its entirety by reference to the full text of the agreement, which will be filed as an exhibit to Savara’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Mr. Lutz, age 57, has served as Savara’s Chief Operating Officer since February 2023. Additional biographical information concerning Mr. Lutz can be found in the Proxy Statement under “Executive Officers,” and such information is incorporated herein by reference. There are no family relationships between Mr. Lutz and any director or executive officer of Savara, and Mr. Lutz has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with his appointment and effective as of the Effective Date, Mr. Lutz will receive an annual base salary of $510,000. Additionally, subject to Board approval, Mr. Lutz will receive a grant of (1) an option to purchase 70,000 shares of Savara’s common stock, which will vest in sixteen quarterly installments following the Effective Date, and (2) 35,000 restricted stock units, which will vest in full on the two-year anniversary of the Effective Date, in each case, subject to his continued service to Savara through the applicable vesting date.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2026, the stockholders of Savara approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of Savara from 300,000,000 to 600,000,000 (the “Amendment”). We filed the Amendment on June 4, 2026 with the Secretary of State of the State of Delaware, and the Amendment became effective upon filing.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Savara annual meeting of stockholders held on June 4, 2026 (the “Annual Meeting”), our stockholders elected each of the following individuals to serve on the Board of Directors until the next annual meeting of stockholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non Votes
Matthew Pauls	156,349,041	2,798,767	61,270	24,628,938
Nevan Elam	156,249,008	2,898,802	61,268	24,628,938
Richard J. Hawkins	156,794,295	2,352,624	62,159	24,628,938
Joseph S. McCracken	150,211,353	8,937,566	60,159	24,628,938
David A. Ramsay	156,218,095	2,754,776	236,207	24,628,938
An van Es-Johansson	158,694,187	460,731	54,160	24,628,938

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock from 300,000,000 to 600,000,000.

Votes For	Votes Against	Abstentions	Broker Non Votes
176,809,841	6,847,631	180,544	—

2.	Proposal to approve the amendment of the Savara Inc. 2024 Omnibus Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 18,900,000.

Votes For	Votes Against	Abstentions	Broker Non Votes
156,664,451	2,324,514	220,113	24,628,938

3.	Proposal to ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non Votes
183,558,080	231,887	48,049	—

4.	Proposal to approve, on an advisory basis, the compensation of our named executives.

Votes For	Votes Against	Abstentions	Broker Non Votes
156,706,529	2,307,296	195,253	24,628,938

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Savara Inc. Certificate of Amendment to Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2026		SAVARA INC. a Delaware corporation

	By:	/s/ Dave Lowrance
Dave Lowrance Chief Financial & Administrative Officer